SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 1999

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                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-19635

           Delaware                                          33-0326866
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification Number)

           99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421
               (Address of principal executive offices)(Zip Code)


                                 (781) 860-5150
               (Registrant's telephone number, including area code)

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                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Item 5.      Other Event....................................................3

Item 7.      Exhibit........................................................3

Signature...................................................................4

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Item 5   OTHER EVENT

         On November 11, 1999, the Company issued the press release attached to this Form as Exhibit 99.1.

Item 7   EXHIBIT

         99.1 Press Release dated November 11, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 1999

                                          GENTA INCORPORATED


                                          /s/ Kenneth G. Kasses
                                          -------------------------------------
                                          Kenneth G. Kasses, Ph.D.
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

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